Annual Meeting of Stockholders December 8, 2010 EXHIBIT 99.1

Annual Meeting of Stockholders – 12/8/10
Forward-Looking Statements
Nothing contained in this presentation is, or should be relied upon as, a promise or representation as to the future.  Any projections contained herein or otherwise made available are based on management’s analysis of information available at the time this presentation was prepared and on assumptions and perspectives that may be unique to Rural/Metro management, which may or may not prove to be correct.  There can be no representation, warranty or other assurance as to the accuracy or completeness of such projections or that any such projections will be realized.  Recipients of this presentation should conduct their own investigation and analysis of the business, data and property described.

Annual Meeting of Stockholders – 12/8/10
Management Introduction
Michael DiMino, President & CEO
• Mr. DiMino was named President & Chief Executive Officer in June 2010.
• From 2001 to 2005, Mr. DiMino was President, Chief Executive Officer and Director of LESCO,
Inc. (NASDAQ: LSCO), a $585 million public company that was the nation’s largest distributor of landscape and lawn care products to lawn care professionals (now an operating company of
John Deere).
• Mr. DiMino received his Bachelor of Arts, Liberal Arts, Economics Major, from Marquette
University.
Bryan Gibson, Executive Vice President & COO
• Mr. Gibson was named Executive Vice President & Chief Operating Officer in June 2010.
• Mr. Gibson joined the Company in 1997 as Director of Business Development for the Southern
region prior to his appointments in 2001 as Division General Manager and in 2005 as President
of the South segment.
• Mr. Gibson founded Priority EMS, a 911 and non-emergency ambulance service in Northern
Mississippi and Western Tennessee that became the largest private ambulance service in the
Mid-South and was acquired in 1997 by Rural/Metro Corporation.
Kristi Ponczak, Senior Vice President & CFO
• Mrs. Ponczak has served as Senior Vice President, Chief Financial Officer, Treasurer and
Secretary since 2006.
• She joined Rural/Metro in 1998 as Director of Financial Planning until 2004 when she was promoted to Vice President and Treasurer.
• Mrs. Ponczak is a certified public accountant and has a Bachelor of Science degree in
Accounting from Arizona State University.

Annual Meeting of Stockholders – 12/8/10
Management Introduction
Christopher Kevane, Senior Vice President & General Counsel
• Mr. Kevane was promoted to Senior Vice President and General Counsel in March 2010.
Previously he served as Managing Director and General Council since 2006.
• Prior to joining Rural/Metro, Mr. Kevane was an attorney with the international law firm of Squire,
Sanders and Dempsey L.L.P.
• He holds a Juris Doctor from Arizona State University’s Sandra Day O’Connor College of Law
and a Bachelor of Science in Finance from ASU’s W.P. Carey School of Business.
Jeffrey Perry, Senior Vice President & Chief Information Officer
• Mr. Perry was promoted to Senior Vice President and Chief Information Officer in Jule 2010.
Prior to that, he served as Chief Information Officer since 2007.
• From 2005-2007, Mr. Perry was Vice President/Chief Information Officer for Giant Industries.
• Mr. Perry holds a Bachelor of Science in Organizational Management from Colorado Christian
University and a Masters Degree in Information Technology from American Intercontinental
University.
Maureen Thompson, Vice President of Human Resources
• Ms. Thompson joined Rural/Metro in July 2010 as Vice President of Human Resources to lead strategic and corporate human resources throughout the enterprise.
• Prior to joining Rural/Metro, Ms. Thompson was Retail HR Strategic Business Partner for The
Goodyear Tire and Rubber Company.
• Ms. Thompson holds a Bachelor of Arts in Business Administration/Marketing from Michigan
State University.

Annual Meeting of Stockholders – 12/8/10
Company Overview
Since 1948, grown into leading national provider of ground ambulance and private fire protection services.
Serving more than 400 communities in 20 states.
8,150 employees and 1,800 vehicles
Since 2008, annual net revenue has increased at a compounded annual growth rate of 4%.
From $482 million in ‘08 to $540.4 million at 9/30/10 (LTM)
Since 2008, annual adjusted EBITDA has increased at a compounded annual growth rate of 14.2%.
Fiscal 2011 EBITDA guidance is $74.0 million to $76.0 million.
Represents 45% increase over the last 3 years.
Fiscal 2011 capital expenditures expected to be $18M-$20M.

Annual Meeting of Stockholders – 12/8/10
Investor Highlights
Multi-year, overlapping contracts and strong retention rates.
Capacity to increase utilization and drive margin expansion.
Organic & strategic growth opportunities due to highly fragmented market.
Commitment to technology to standardize processes and improve operating efficiencies.
Strong EBITDA and cash-flow generation.
Population of Americans 65+ projected to increase 5x faster than younger population in next 10 years.
Nearly 40M seniors in U.S.; by 2030, number is expected to double as Boomers reach age 65.
43% of Rural/Metro’s patients are age 65+ -- trending upward.
Strong Business Model
Demographics Support
Demand for Services
Customer Acceptance
Outsourced ambulance services provide viable and economical
option to municipal and hospital-based EMS systems.
Increased demand for non-emergency ambulance services.
Trend:  Hospital CEOs choosing to outsource.
Reimbursement
Environment
Favorable impact related to healthcare reform, as more Americans have access to healthcare insurance.
All payers are a “wait and see”on specific impact and administration of healthcare dollars under federal reform programs.
Continuing to request commercial rate increases to meet rising costs of providing services.

U.S. Ambulance Spending
Private
Provider
Market Share
$14.0 Billion – All Transports $4.8 Billion – Private Sector Transports
Sources: U.S. Census Bureau; Coalition of Advanced Emergency Medical Systems; Centers for Medicare and Medicaid Services; American Ambulance
Association; Journal of Emergency Medical Services 200 City Survey.
Partnerships With Municipal Departments & Hospital-Based Services
Provide Market Expansion Opportunities
54%
34%
5%
3%
4%
Gov't. Private Hospital Pub. Utility Other
21%
10%
69%
AMR Rural/Metro Other

Annual Meeting of Stockholders – 12/8/10

Annual Meeting of Stockholders – 12/8/10
Ambulance Utilization by Age
6%
10%
12%
19%
36%
41%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
<15 Years 15-24 Years 25-44 Years 45-64 Years >65 Years >75 Years
Source:  GAO
More than 43% of R/M Patients are Over 65

VALUE
Superior Service, Patient Care, Technology & Infrastructure
Support Profitable Growth
Add New Territories & Services
•Clinically Driven
•Regulatory Compliance
•Scalable Operations
•Faster, Better & Cost Effective
Expected Results
Differentiate the Business
Grow the Business
Operate the Business

Rural/Metro Corporation

Annual Meeting of Stockholders – 12/8/10
Rural/Metro Strategic Model
Best-in-Class
Operations
Superior Service & Infrastructure – Standardization of key systems, including billing, purchasing and contract compliance.
Advanced Technology – Dispatch, electronic patient care reporting (ePCR)
platform and proprietary billing system.
Best People – Highly experienced executive and operational management team, along with finest paramedics, EMTs and fire professionals.

Legend
SOUTHWEST ZONE
SOUTH ZONE
WEST ZONE
EAST ZONE

Rural/Metro Corporation

10 Annual Meeting of Stockholders – 12/8/10 Rural/Metro Operating Zones

Annual Meeting of Stockholders – 12/8/10
Organic & Strategic Growth Tactics
911 RFPs
Identify 911 emergency contracts with municipalities that meet our profit guidelines.
Seek opportunities in new and existing markets
Complete detailed financial evaluation prior to bid response.
General Transport
Facility-based non-emergency transports that do not require an
RFP.
Opportunities for growth in contiguous and new geographies
initiated as a result of favorable market data.
Acquisitions
Disciplined approach to identifying, selecting and purchasing highly accretive, existing ambulance operating companies.
Evaluate transformative new lines of business, including fire protection, home health services, etc.

Growth Opportunities/ Revenue Pipeline $200 M 12 Annual Meeting of Stockholders – 12/8/10 Active Acquisitions $89 M Target Acquisitions $410 M Startups $66 M RFP’s $126 M

Annual Meeting of Stockholders – 12/8/10
Proprietary Billing & Process Technology
Computer-Aided Dispatch
System: Electronic, real-time
dispatching to optimize contractual
response time performance
Paperless, electronic patient record.
Artificial intelligence prompts
paramedic based on medical
protocols to accurately document
medical necessity.
Ensures higher rate of
reimbursement
Accuracy, completeness, proof of medical
necessity.
Translates into: Reduced uncompensated
care, decreased DSO.
Core operating strength
Automated Vehicle Location
(AVL): Knowing vehicle locations
creates dispatching efficiencies.
Electronic Patient Care
Report System (ePCR)
Proprietary Billing System
DISPATCH & LOGISTICS
MEDICAL NECESSITY

Annual Meeting of Stockholders – 12/8/10
Debt Structure
Total Leverage
6.7x
4.7x
3.9x
3.6x
5.3x
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
2007 2008 2009 2010 Est. FY '11
* Based on FY ’11 Guidance
*
Company remains
focused on deleveraging
through debt repayment
and EBITDA creation.
Description Term Balance
Term Loan 6 yr through 2016
LIBOR + 4.25%
(1.75% LIBOR floor
)
$270M
Revolver 5 yr through 2015 $85M Undrawn
*Letter of Credit Sub-Line $60M